Changes in the scope of consolidation due to acquisitions and divestments - Summary of Changes in Equity Interest Held (Details) - Infraserv GmbH & Co. Höchst KG - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of Share Capital Reserves and Other Equity Interest [Line Items]
Carrying amount	€ 3,342	€ 3,055	€ 2,496
Equity interest (percent)	21.20%	21.70%	22.20%
Acquisitions of shares	€ 0	€ 0	€ 184
Disposals of shares	€ 33	€ 24	€ 0